SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 20, 2004
Date of Report (Date of Earliest Event Reported)

FTD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-21277	13-3711271
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3113 Woodcreek Drive Downers Grove, Illinois 60515-5420
(Address of principal executive offices, including zip code)

(630) 719-7800
(Registrant’s telephone number, including area code)

Item 5.                 Other Events and Required FD Disclosure

The information set forth below pursuant to Item 12 shall also be filed pursuant to Item 5.

Item 7.                 Financial Statements, Pro Forma Financial Information and Exhibits

(a)                            Financial Statements

Not applicable.

(b)                           Pro Forma Financial Information

Not applicable.

(c)                            Exhibits

99.1                           FTD, Inc. press release, dated January 20, 2004.

Item 12.          Results of Operations and Financial Condition

On January 20, 2004, FTD, Inc. issued a press release announcing its financial results for the second quarter ended December 31, 2003.  A copy of the press release is filed as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FTD, Inc.

/S/ CARRIE A. WOLFE
Carrie A. Wolfe
Chief Financial Officer and Treasurer

Date: January 20, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	FTD, Inc press release, dated January 20, 2004.